UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12
☐	Revised Definitive Proxy Card

CRM MUTUAL FUND TRUST
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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CRM MUTUAL FUND TRUST

CRM Small Cap Value Fund

CRM Small/Mid Cap Value Fund

CRM Mid Cap Value Fund

CRM Large Cap Opportunity Fund

CRM All Cap Value Fund

CRM International Opportunity Fund

CRM Long/Short Opportunities Fund

520 Madison Avenue, 20th Floor

New York, NY 10022

NOTICE OF MEETING OF SHAREHOLDERS

To Be Held on June 30, 2017

To the Shareholders of CRM Mutual Fund Trust:

NOTICE IS HEREBY GIVEN THAT a Meeting of shareholders of CRM Mutual Fund Trust (the "Trust"), a Delaware statutory trust currently consisting of seven series, CRM Small Cap Value Fund, CRM Small/Mid Cap Value Fund, CRM Mid Cap Value Fund, CRM Large Cap Opportunity Fund, CRM All Cap Value Fund, CRM International Opportunity Fund and CRM Long/Short Opportunities Fund (each, a "Fund" and, collectively, the "Funds"), will be held at 520 Madison Avenue, 20th Floor New York, NY 10022, on June 30, 2017 at 11:00 a.m. (Eastern time) (the "Meeting"), for the following purposes:

1.  To elect Trustees (the "Proposal"); and

2.  To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

The Board of Trustees has fixed the close of business on April 3, 2017 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting or any adjournments or postponements thereof.

The matters referred to above are discussed in the Proxy Statement attached to this Notice. Each shareholder is invited to attend the Meeting in person. If you will not be present at the Meeting, we urge you to sign, date and promptly return the enclosed proxy card(s) in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States. You may also vote easily and quickly by Internet or telephone. In order to avoid any further solicitation, we ask your cooperation in returning your proxy promptly.

By Order of the Board of Trustees,

Steven A. Yadegari
Secretary

April 12, 2017

YOUR VOTE IS IMPORTANT NO MATTER
HOW MANY SHARES YOU OWN

Shareholders are requested to execute and return promptly the accompanying proxy card(s), which are being solicited by the Board of Trustees of the Funds. You may execute the proxy card(s) using the methods described in the proxy card(s). Executing the proxy card(s) is important to ensure a quorum at the Meeting. If you sign, date, and return a proxy card but give no voting instructions, your shares will be voted "FOR" the Proposal, and in the discretion of the persons named as proxies in connection with any other matter that may properly come before the Meeting or any adjournment(s) thereof. If you prefer, you may instead vote via the Internet or by telephone. To vote in this manner, read the proxy statement and have your proxy card at hand, and refer to the directions below:

To vote via the Internet, please access www.proxyonline.com and follow the on-screen instructions.

To vote via telephone, please call (888) 227-9349, and follow the recorded instructions.

To obtain directions to attend the Meeting and vote in person, please call 212-326-5300.

Proxies may be revoked at any time before they are exercised by submitting to the Secretary of the Funds' at the Funds' principal executive offices (520 Madison Avenue, 20th Floor New York, NY 10022) an executed written notice of revocation or a subsequently executed proxy, or by attending the Meeting and voting in person.

Important Notice Regarding Availability of Proxy Materials for the Meeting of Shareholders to be Held on June 30, 2017: This Notice of Meeting of Shareholders, the Proxy Statement and proxy card(s) are available at www.proxyonline.com

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules apply to voting by mail and will help you to properly sign your proxy card. Please read carefully, because if you do not sign your proxy card properly your vote will be invalidated.

1.  Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2.  Joint Accounts: Both parties must sign, and the name of each party signing should conform exactly to the name shown in the registration on the proxy card.

3.  All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Accounts
(1) ABC Corp.	ABC Corp. by John Doe, Treasurer
(2) ABC Corp. c/o John Doe, Treasurer	John Doe
(3) ABC Corp. Profit Sharing Plan	John Doe, Trustee
Trust Accounts
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d/ 12/28/78	Jane B. Doe
Custodial or Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

CRM MUTUAL FUND TRUST

CRM Small Cap Value Fund
CRM Small/Mid Cap Value Fund
CRM Mid Cap Value Fund
CRM Large Cap Opportunity Fund
CRM All Cap Value Fund
CRM International Opportunity Fund
CRM Long/Short Opportunities Fund

520 Madison Avenue, 20th Floor
New York, NY 10022

PROXY STATEMENT
FOR THE MEETING OF SHAREHOLDERS
To Be Held on June 30, 2017

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board" or "Trustees") of CRM Mutual Fund Trust, a Delaware statutory trust (the "Trust"), currently consisting of seven series: CRM Small Cap Value Fund, CRM Small/Mid Cap Value Fund, CRM Mid Cap Value Fund, CRM Large Cap Opportunity Fund, CRM All Cap Value Fund, CRM International Opportunity Fund and CRM Long/Short Opportunities Fund (each, a "Fund" and, collectively, the "Funds"), for use at the Meeting of Shareholders of the Funds to be held at 11:00 a.m. Eastern time on June 30, 2017, at 520 Madison Avenue, 20th Floor, New York, NY 10022, or at any adjournments or postponements thereof (the "Meeting"). This Proxy Statement and the accompanying materials were mailed on or about April 12, 2017 to all shareholders of record as of the Record Date (as defined below).

All properly executed proxies representing outstanding shares of a Fund received prior to the Meeting will be voted in accordance with the instructions marked thereon. If no specification is made, the shares will be voted "FOR" the Proposal for the Election of Trustees at the Meeting. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise. A shareholder who executes a proxy may revoke it with respect to a proposal by attending the Meeting and voting his or her shares in person, or by submitting a letter of revocation or a later-dated proxy to the Funds at the above address prior to the date of the Meeting. If you hold shares through a bank or other intermediary, please consult your bank or intermediary regarding your ability to revoke voting instructions after such instructions have been provided.

Shareholders of a Fund are entitled to one vote for each full share held and fractional votes for fractional shares. Forty percent (40%) of the shares entitled to vote present in person or by proxy, on a matter shall constitute a quorum for the transaction of business at the Meeting. Abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present for purposes of determining the presence of a quorum for transacting business at the Meeting, but will not count as votes cast. In the event that a quorum is not present at the Meeting, the persons named as proxies on the enclosed proxy card may propose one or more adjournments or postponements of the Meeting to permit further solicitation of proxies. The persons named as proxies will vote upon such adjournment or postponement after consideration of all circumstances that may bear upon a decision to adjourn or postpone the Meeting. Any business that might have been transacted at the Meeting originally called may be transacted at any such adjournments or postponements at which a quorum is present. The Funds will pay the costs of preparing and distributing to shareholders additional proxy materials, if required in connection with any adjournment or postponement.

The Board has fixed the close of business on April 3, 2017 as the record date (the "Record Date") for the determination of shareholders of each Fund entitled to notice of and to vote at the Meeting and any adjournments or postponements thereof. At the close of business on April 3, 2017, the Funds had issued and outstanding shares as follows:

Fund	Shares Outstanding
CRM Small Cap Value Fund	22,597,840
CRM Small/Mid Cap Value Fund	35,636,611
CRM Mid Cap Value Fund	23,951,045
CRM Large Cap Opportunity Fund	9,690,114
CRM All Cap Value Fund	2,528,074
CRM International Opportunity Fund	989,027
CRM Long/Short Opportunities Fund	37,364,217

As of April 3, 2017, the incumbent Trustees, Trustee nominees and officers of the Funds as a group owned less than 1% of the outstanding shares of each of CRM Long/Short Opportunities Fund and CRM Small/Mid Cap Value Fund. As of April 3, 2017, the incumbent Trustees, Trustee nominees and officers of the Funds as a group owned approximately the following percentages of the outstanding shares of each of the Funds:

CRM Small Cap Value Fund	1.6%
CRM Mid Cap Value Fund	1.3%
CRM Large Cap Opportunity Fund	4.9%
CRM All Cap Value Fund	7.5%
CRM International Opportunity Fund	20.4%

As of April 3, 2017, to the knowledge of the Funds, the following entities/individuals owned of record or beneficially 5% or more of the outstanding shares of each of the Funds:

Fund	Name and Address	Percent of Total Shares Outstanding
CRM Small Cap Value Fund	State Street Bank & Trust As Trustee For The Nestle In The USA Savings Trust 1200 Crown Colony Dr. Quincy, MA 02169-0938	21.00%
	Vanguard Fiduciary Trust Company Attn: Outside Funds K14 PO BOX 2600 Valley Forge, PA 19482-2600	18.80%
	Charles Schwab & Co Inc. Special Custody Account For The Benefit Of Customers ATTN: Mutual Funds 101 Montgomery St. San Francisco, CA 94104-4122	13.40%
	National Financial Services Corp. (FBO) Our Customers ATTN: Mutual Funds Department 4th Floor 499 Washington Blvd. Jersey City, NJ 07310-2010	7.90%

Fund	Name and Address	Percent of Total Shares Outstanding
CRM Small/Mid Cap Value Fund	The Northern Trust Company As TTEE FBO Bechtel NR Program Defined Contribution Master Trust Dv 50 S. LaSalle St. Chicago, IL 60603	17.20%
	National Financial Services Corp. (FBO) Our Customers ATTN: Mutual Funds Department 4th Floor 499 Washington Blvd. Jersey City, NJ 07310-2010	12.80%
	Taynik & Co. FPG 090 200 Clarendon St. Boston, MA 02116	11.30%
	Mac & Co. c/o The Bank Of New York Mellon 500 Grant Street Room 151-1010 Pittsburgh, PA 15258	10.00%
	Comerica Bank FBO Dingle - ERISA P.O. BOX 75000 Mail Code 3446 Detroit, MI 48275	8.70%
	Charles Schwab & Co. Inc. Special Custody Account For The Benefit Of Customers ATTN Mutual Funds 101 Montgomery St. San Francisco, CA 94104-4122	8.40%
	State University Of Iowa Foundation One West Park Rd. Iowa City, IA 52245	7.60%
	T. Rowe Price Retirement Plan Services FBO Retirement Plan Clients 4515 Painters Mill Road Owings Mills, MD 21117	5.60%

Fund	Name and Address	Percent of Total Shares Outstanding
CRM Mid Cap Value Fund	National Financial Services Corp. (FBO) Our Customers ATTN: Mutual Funds Department, 4th Floor 499 Washington Blvd. Jersey City, NJ 07310-2010	27.60%
	State Street Bank and Trust Co. TTEE FBO Adventist Healthcare Ret Plan PO BOX 5501 Boston, MA 02206-5501	12.90%
	Voya Retirement Insurance And Annuity Company One Orange Way B3N Windsor, CT 06095-4774	11.10%
	Charles Schwab & Co. Inc. Special Custody Account For The Benefit Of Customers ATTN: Mutual Funds 101 Montgomery St. San Francisco, CA 94104-4122	8.80%
	Wells Fargo Bank FBO Various Retirement Plans 1525 West Wt. Harris Blvd. Charlotte, NC 28288-1076	7.20%
	LPL Financial Omnibus Customer Account 4707 Executive Drive San Diego, CA 92121	5.90%
CRM Large Cap Opportunity Fund	Merrill Lynch Pierce Fenner & Smith Inc. For The Sole Benefit Of Its Customers 4800 Deerlake Dr. East Jacksonville, FL 32246-6486	63.20%

Fund	Name and Address	Percent of Total Shares Outstanding
	RBC Investor Services Trust Hong Kong Limited TTEE The Citi Hong Kong Retirement Plan 51 F Central Plaza 18 Harbour Road Wanchai, Hong Kong	11.50%
	National Financial Services Corp. (FBO) Our Customers ATTN: Mutual Funds Department 4th Floor 499 Washington Blvd. Jersey City, NJ 07310-2010	5.60%
CRM All Cap Value Fund	Oppenheimer & Co Inc. Custodian FBO Donald H. Lussky IRA 5 Elm Creek Dr. Elmhurst, IL 60126	26.70%
	Charles Schwab & Co Inc. Special Custody Account For The Benefit Of Customers ATTN: Mutual Funds 101 Montgomery St. San Francisco, CA 94104-4122	17.30%
	National Financial Services Corp. (FBO) Our Customers ATTN: Mutual Funds Department 4th Floor 499 Washington Blvd. Jersey City, NJ 07310-2010	14.40%
	Ronald H. McGlynn Garden City, NY 11530-0000	5.90%
CRM International Opportunity Fund	National Financial Services Corp (FBO) Our Customers ATTN: Mutual Funds Department 4th Floor 499 Washington Blvd. Jersey City, NJ 07310-2010	23.30%

Fund	Name and Address	Percent of Total Shares Outstanding
	Charles Schwab & Co. Inc. Special Custody Account For The Benefit Of Customers ATTN: Mutual Funds 101 Montgomery St. San Francisco CA 94104-4122	14.30%
	Grace Constance McGlynn Garden City, NY 11530-1567	11.70%
	Cramer Rosenthal McGlynn LLC ATTN: Carlos Leal 520 Madison Avenue New York, NY 10022-4382	7.90%
	James F. Considine Family Ltd. Partnership 519 Bolton Pl. Houston, TX 77024-4600	6.90%
CRM Long/Short Opportunities Fund	Strafe & Co. FBO The January Trust P.O. BOX 6924 Newark, DE, 19714-6924	97.70%

Copies of the Funds' most recent annual and semi-annual reports have previously been mailed to shareholders. The Funds' most recent annual report and semi-annual report are available upon request without charge by telephone at 800-CRM-2883 or by writing the Funds at c/o BNY Mellon Investment Servicing (US) Inc., 760 Moore Road, King of Prussia, Pennsylvania 19406. The annual and semi-annual reports are also available on the Funds' website at www.crmfunds.com.

The Funds and certain brokers, banks and other nominee record holders may combine mailings for multiple accounts going to a single household by delivering to that address in a single envelope a copy of the documents (annual and semi-annual reports, prospectuses, proxy statements, etc.) or other communications for all accounts who have consented or are deemed to have consented to receiving such communications in such manner in accordance with the U.S. Securities and Exchange Commission's requirements. The Funds will promptly deliver a separate copy of these documents to you if you call 800-CRM-2883 or write to the Funds at c/o BNY Mellon Investment

Servicing (US) Inc., 760 Moore Road, King of Prussia, Pennsylvania 19406. If you would prefer to receive separate mailings of Fund communications in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, please contact your broker, bank or other nominee record holder, or you may contact the Funds at the above phone number or address.

Voting

To vote by mail, please sign, date and promptly return the enclosed proxy card in the accompanying postage pre-paid envelope. Please allow sufficient time for the proxy card to be received on or before 11:59 p.m., Eastern time on June 29, 2017. To vote by Internet or telephone, please use the control number on your proxy card and follow the instructions as described on your proxy card.

If the enclosed proxy card(s) are properly executed and received prior to the Meeting and have not been revoked, the shares represented thereby will be voted in accordance with the instructions marked on the returned proxy card or, if no instructions are marked on the returned proxy card, the proxy card will be voted "FOR" the Proposal for the Election of Trustees, and in the discretion of the persons named as proxies in connection with any other matter that may properly come before the Meeting or any adjournments or postponements thereof.

Any person giving a proxy may revoke it at any time before it is exercised by submitting to the Secretary of the Funds at the Funds' principal executive offices (520 Madison Avenue, 20th Floor, New York, NY 10022) an executed written notice of revocation or subsequently executed proxy, or by attending the Meeting and electing to vote in person.

Important Notice Regarding Availability of Proxy Materials for the Meeting of Shareholders to Be Held on June 30, 2017: This Notice of Meeting of Shareholders, the Proxy Statement and proxy card(s) are available at www.proxyonline.com

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN

PROPOSAL: ELECTION OF TRUSTEES

At the Meeting, shareholders are being asked to consider the election of Trustees of the Funds.

Louis Ferrante, Louis Klein, Jr., Carlos A. Leal and Clement C. Moore, II currently serve as the Funds' Trustees. Shareholders are being asked to re-elect Mr. Ferrante and Mr. Leal. Mr. Klein and Mr. Moore are not standing for re-election.

In addition to Mr. Ferrante and Mr. Leal, shareholders are being asked to consider the election of two new Trustees to the Funds' Board, F. Gregory Ahern and Rodney P. Wood. The Trustees believe that the experience and qualifications of Mr. Ahern and Mr. Wood, as described below, will complement the experience and qualifications of the incumbent Board members and benefit the Funds.

Mr. Klein and Mr. Moore are not standing for re-election because they intend to retire from the Board prior to December 31, 2017. Accordingly, while the number of Trustees shall be fixed at six upon the election of Trustees at the Meeting, the number of Trustees shall be fixed at four upon the retirement of Mr. Klein and Mr. Moore.

Nominees must be elected by a plurality. Being elected by a plurality means receiving the greater number of votes cast at a meeting at which a quorum is present. Proxies at the Meeting cannot be voted for a greater number of persons than the number of nominees named. Since the number of nominees equals the number of Trustees to be elected, a nominee receiving any votes will be elected.

Each Trustee nominee, if elected, will serve a term of office from the time of election and qualification until his successor is duly elected and qualified or until his earlier removal, resignation, or death. Each Trustee nominee has consented to serve as a Trustee, if elected at the Meeting.

Information about Incumbent Trustees, Trustee Nominees and Officers

Information pertaining to the incumbent Trustees, Trustee nominees and officers of the Funds is set forth below. Each of the nominees was recommended for nomination by the Trustees Committee of the Board, which is comprised of all of the Trustees who are not "interested persons" of the Funds ("Independent Trustees"), as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Each of the nominees other than Mr. Leal is or will be considered an Independent Trustee. Mr. Leal is an "interested person" under the 1940 Act by virtue of his position with Cramer Rosenthal McGlynn, LLC ("CRM"), the Funds' investment adviser, as described in the table below.

INDEPENDENT TRUSTEES/NOMINEES

Name, Address,[1] Age and Position(s) with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During at Least the Past 5 Years	Number of Funds in Fund Complex to Be Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee during at Least the Past 5 Years
F. Gregory Ahern Age: 65 Trustee Nominee	N/A	Director, Advisory Board of Sard Verbinnen and Co. (from January 2017-present); Executive Vice President, Financial Industry Regulatory Authority ("FINRA") (U.S. broker dealer regulatory organization) (2012-2016); Chief Public Communications Officer, Investment Company Institute ("ICI") (investment company trade association) (2015-2012).	7	None
Louis Ferrante, CFA, CPA Age: 57 Incumbent Trustee; Trustee Nominee	Since June 2005	Private Investor (from August 2007 - present).	7	None
Louis Klein, Jr. Age: 81 Incumbent Trustee[2]	Since June 2005	Self-employed financial consultant (since 1991).	7	Trustee, WT Mutual Fund (1999-2010); Trustee WT Investment Trust I (2000-2010); Handy & Harman Ltd. (formerly known as WHX Corporation) (industrial manufacturer) (since 2002).

Name, Address,[1] Age and Position(s) with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During at Least the Past 5 Years	Number of Funds in Fund Complex to Be Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee during at Least the Past 5 Years
Clement C. Moore, II Age: 72 Incumbent Trustee[2]	Since June 2005	Managing Partner, Mariemont Holdings (real estate) (since 1982); President, Kenwood Galleria (1982-2010).	7	Trustee, WT Mutual Fund (1999-2006); Trustee, WT Investment Trust I (2000-2006).
Rodney P. Wood Age: 56 Trustee Nominee	N/A	President, Detroit Lions (N.F.L. franchise) (from December 2015-present); President and CEO, Ford Estates LLC (investment office) (October 2007-December 2015); Executive Vice President, Wilmington Trust Company (wealth management) (June 1999-October 2007).	7	Director, Velvel Group (investment office) (November 2013-present); Director, Silver Lane Advisors, LLC (investment bank) (since 2007).

INTERESTED TRUSTEE

Carlos A. Leal, CPA Age: 51 Incumbent Trustee; Trustee Nominee; Treasurer and Chief Financial Officer	Since June 2005	Executive Vice President (since 2007), Secretary and Chief Financial Officer, CRM (since 1999); Chief Financial Officer and Secretary, CRM Alternatives, Inc. (investment management) (since 2001); Director, President and Vice President, CRM Windridge Fund, Ltd. (investment fund) (2003-2012).	7	None

1  Each Trustee may be reached c/o Cramer Rosenthal McGlynn, LLC, 520 Madison Avenue, New York, NY 10022.

2  Mr. Klein and Mr. Moore are not standing for re-election. Mr. Klein and Mr. Moore intend to retire from the Board prior to December 31, 2017.

OFFICERS

Name, Address[1], Age and Position(s) with the Funds	Term of Office[2] and Length of Time Served	Principal Occupation(s) During at Least the Past 5 Years
Ronald H. McGlynn Age: 74 President and Chief Executive Officer	Since June 2005

Chairman, CRM (since 2005, Chief Executive Officer from 1998-2011); President and Chief Executive Officer, Cramer, Rosenthal, McGlynn, Inc. (investment management) (since 1996), CRM Investors, Inc. (investment management) (since 1990), and CRM Alternatives, Inc. (investment management) (since 2001).

Steven A. Yadegari, Esq. Age: 43 Secretary, Chief Legal Officer and Chief Compliance Officer	Since August 2005

Executive Vice President (since 2012), Senior Vice President (2008-2011); General Counsel and Chief Compliance Officer (since August 2005) and Chief Operating Officer (since 2015), CRM; Senior Associate, K&L Gates LLP (law firm) (from January 2004-July 2005); Associate, Proskauer Rose, LLP (law firm) (from September 2002-January 2004); Senior Counsel, Division of Enforcement, U.S. Securities and Exchange Commission (from February 2000-September 2002).

1  Each officer may be reached c/o Cramer Rosenthal McGlynn, LLC, 520 Madison Avenue, New York, NY 10022.

2  Each officer serves until his or her successor is elected or qualified, or until the officer sooner dies, resigns, or is removed or becomes disqualified.

Set forth in the table below is the dollar range of equity securities beneficially owned by each incumbent Trustee and Trustee nominee in the Funds as of April 3, 2017.

Dollar Range of Equity Securities in the Funds

Name of Trustee or Trustee Nominee	CRM Small Cap Value Fund	CRM Small/Mid Cap Value Fund	CRM Mid Cap Value Fund	CRM Large Cap Opportunity Fund	CRM All Cap Value Fund	CRM International Opportunity Fund	CRM Long/Short Opportunities Fund	Aggregate Dollar Range of Equity Securities in All Registered Companies Overseen by Trustees in Family of Investment Companies
Interested Trustee:
Carlos A. Leal	$50,001- $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	None	Over $100,000
Independent Trustees:
F. Gregory Ahern	None	None	None	None	None	None	None	None
Louis Ferrante	$1- $10,000	None	$1- $10,000	None	$1- $10,000	None	None	$10,001- $50,000
Louis Klein, Jr.	None	None	None	None	None	None	None	None
Clement C. Moore, II	Over $100,000	None	Over $100,000	None	None	None	$10,001- $50,000	Over $100,000
Rodney P. Wood	None	None	None	None	None	None	None	None

As of April 3, 2017, no incumbent Independent Trustee, Independent Trustee nominee, or his immediate family members owned securities in CRM, or the Funds' principal underwriter, ALPS Distributors, Inc. or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with CRM or ALPS Distributors, Inc.

The table below shows the compensation paid by each Fund to each incumbent Trustee and Trustee nominee and the aggregate compensation paid to each incumbent Trustee and Trustee nominee by all of the Funds for the fiscal year ended June 30, 2016.

Aggregate Compensation from the:

	CRM Small Cap Value Fund(1)	CRM Small/Mid Cap Value Fund(1)	CRM Mid Cap Value Fund(1)	CRM Large Cap Opportunity Fund(1)	CRM All Cap Value Fund(1)	CRM International Opportunity Fund	CRM Long/ Short Opportunities Fund	Pension or Retirement Benefits Accrued as Part of the Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Funds and the Fund Complex*
Interested Trustee:
Carlos A. Leal	None	None	None	None	None	None	None	None	None	None
Independent Trustees:
F. Gregory Ahern	None	None	None	None	None	None	None	None	None	None
Louis Ferrante	$15,280	$26,375	$29,790	$2,091	$980	$459	$7,500(2)	None	None	$74,975
Louis Klein, Jr.	$15,280	$26,375	$29,790	$2,091	$980	$459	$7,500(2)	None	None	$74,975
Clement C. Moore, II	$15,280	$26,375	$29,790	$2,091	$980	$459	$7,500(2)	None	None	$74,975
Rodney P. Wood	None	None	None	None	None	None	None	None	None	None
Chief Compliance Officer:
Steven A. Yadegari(3)	$15,142	$26,081	$30,173	$2,134	$971	$459	$7,500(2)	None	None	$74,960

*  For the fiscal year ended June 30, 2016, each Trustee also received $25 from CRM Global Opportunity Fund as part of their aggregate compensation. CRM Global Opportunity Fund was liquidated on December 16, 2015.

(1)  Under a Deferred Compensation Plan adopted August 12, 2005, an Independent Trustee may elect to defer receipt of all, or a portion, of his annual compensation. If an Independent Trustee opts for deferral, then the deferred amounts are credited to an Independent Trustee's deferral account and invested and reinvested in Institutional Shares of one or more of the Funds until such amounts are distributed in accordance with the Plan. As of June 30, 2016, the total amounts in the Independent Trustees' deferral accounts were: $0.

(2)  Estimated for the current fiscal year. CRM Long/Short Opportunities Fund commenced operations on August 16, 2016.

(3)  Mr. Yadegari, the Funds' Chief Compliance Officer, is an employee of CRM. The Funds reimburse CRM for a portion of his salary allocated to his duties as the Funds' Chief Compliance Officer. He received $40 from CRM Global Opportunity Fund as part of his compensation.

Responsibilities of the Board of Trustees

The Board of Trustees is responsible for overseeing the Funds' management and operations. The Board met four times during the fiscal year ended June 30, 2016.

The Trustees were selected to join the Board based upon the following as to each Board member: such person's character and integrity; such person's willingness and ability to commit the time necessary to perform the duties of a Trustee; as to each Independent Trustee, his status as not being an "interested person" as defined under the 1940 Act; and, as to Mr. Leal, his association with CRM. In addition, Mr. Klein and Mr. Moore each served as a trustee of certain of the Funds' predecessor funds, which were a series of a different mutual fund complex.

The Board believes that each Trustee's experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Board possesses the requisite skills and attributes. The Board believes that the Trustees' ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with CRM, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties, support this conclusion. The Board has also considered the contributions that each Trustee can make to the Board and the Funds. In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee: Mr. Ahern, regulatory and mutual fund experience as an executive of a U.S. broker dealer regulatory organization and an investment company trade organization; Mr. Ferrante, accounting, financial, investment and business experience as an investment officer and operating officer of various investment-related businesses; Mr. Klein, investment and financial experience as a financial consultant and mutual fund board experience; Mr. Moore, financial and business experience as an executive and mutual fund board experience; Mr. Leal, accounting, financial and business experience as a chief financial officer at CRM; and Mr. Wood, financial and business experience as an executive of various investment-related businesses.

References to the qualifications, attributes and skills of Trustees are pursuant to the requirements of the SEC, do not constitute holding out of the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Board Committees

The Board currently does not have a Chairman or a lead Independent Trustee. However, the Board of Trustees has a standing Trustees Committee that takes a central role in governance and oversight of the Funds, including as to matters customarily covered by an audit committee, and those presenting conflicts or potential conflicts of interest for management. The Trustees Committee is comprised of all of the Independent Trustees. The Independent Trustees regularly meet without the presence of management and are advised by independent legal counsel. The responsibilities of the Trustee Committee are to:

(1)  perform the specific tasks assigned to Independent Trustees pursuant to the 1940 Act, including annual consideration of the investment management contracts and service plans with respect to the Funds;

(2)  nominate Independent Trustees of the Funds;

(3)  oversee the accounting and financial reporting processes of the Funds and their internal controls over financial reporting, and as the Trustees Committee deems appropriate, inquire into the internal control over financial reporting of the service providers to the Funds;

(4)  oversee the quality and integrity of financial statements of the Funds and the independent audit thereof;

(5)  pre-approve the engagement of the independent registered public accounting firm for the Funds and, in connection therewith, to review and evaluate the qualifications, independence and performance of the independent registered public accounting firm and approve audit and non-audit services to be provided by the independent registered public accounting firm to the Funds and certain other affiliated parties;

(6)  act as a liaison between the independent registered public accounting firm of the Funds and the Board;

(7)  review on a periodic basis the governance structures and procedures of the Funds;

(8)  review proposed resolutions of conflicts of interest that may arise in the business of the Funds, and may have an impact on the investors in the Funds;

(9)  review and consider matters that are reported to the Trustees Committee under the Sarbanes Oxley Code of Ethics of the Funds;

(10)  review matters that are referred to the Trustees Committee by the Chief Legal Officer or other counsel to the Funds pursuant to the SEC Standards of Professional Conduct for Attorneys;

(11)  meet no less frequently than annually with the Chief Compliance Officer of the Funds pursuant to Rule 38a-1 of the 1940 Act and consider any compliance matters referred to the Trustees Committee by the Chief Compliance Officer;

(12)  review and consider the appointment, performance and compensation of the Chief Compliance Officer and any proposal to remove the Chief Compliance Officer; and

(13)  provide general oversight of the Funds on behalf of the Funds' shareholders.

The Independent Trustees have adopted a written charter for the Trustees Committee, which is available on the Funds' website, www.crmfunds.com.

In connection with these oversight responsibilities, the Trustees Committee, along with the Board, oversees risk management of the Funds'

investment management and business operations. In addition, the Trustees Committee works with fund management in setting the agendas for Board and Trustee Committee meetings.

The Board has determined that delegation to the Trustees Committee of the oversight responsibilities outlined above helps ensure that the Funds have effective and independent governance and oversight. The Board further has determined that its leadership structure is appropriate given CRM's role with respect to the Funds' investment and business operations. The Board also believes that its leadership structure serves to facilitate the orderly and efficient flow of information to the Independent Trustees from management and otherwise enhance the Board's oversight role.

The Trustees Committee does not have a formal policy for considering nominees for the position of Trustee recommended by the Funds' shareholders. Nonetheless, the Trustees Committee may on an informal basis consider any investor recommendations of possible Trustees that are received. The Trustees Committee does not have specific, minimum qualifications for nominees, nor has it established specific qualities or skills that it regards as necessary for one or more of the Independent Trustees to possess (other than qualities or skills that may be required by applicable law or regulation). In identifying and evaluating potential Independent Trustee candidates the Trustees will consider experience, qualifications, attributes and skills that the Trustees Committee believe, based on the then current composition and skills of the Independent Trustees and experience or skills that may be appropriate in light of anticipated retirements, changing business conditions and regulatory or other developments, would maintain or enhance the effectiveness of the Independent Trustees' oversight of the Funds' affairs. The Committee considers diversity in identifying candidates but has no formal policy.

The Board will consider Trustee candidates recommended by shareholders and submitted in accordance with applicable law and procedures as described in the section of this Proxy Statement entitled "Submission of Shareholder Proposals."

The Trustees Committee recommended each of the non-interested nominees to serve as an Independent Trustee. The Trustees Committee followed its standard practices in identifying and recommending each Nominee. The Trustees Committee considered the experience and capabilities of the current Board members as a group in order to identify a skill set and other characteristics that would be most complementary in a new Board member.

The Trustees Committee held four meetings during the fiscal year ended June 30, 2016.

The Funds also have a standing Valuation Committee. The members of the Valuation Committee are the President, Treasurer, Assistant Treasurer and each of the Independent Trustees of the Trust. In addition, the Funds' Chief Compliance Officer is a non-voting member. The Valuation Committee is responsible for determining the value of securities under certain circumstances, and for considering other matters with respect to the valuation of securities and performing other functions assigned to the Valuation Committee in the Funds' Fair Valuation Procedures. The Valuation Committee has delegated certain responsibilities to CRM; the Board and Trustees Committee oversee CRM's performance of these responsibilities and receive regular reports regarding valuation of securities from CRM and the Funds' other service providers. The Valuation Committee did not meet formally during the fiscal year ended June 30, 2016.

Other Board-Related Matters

Shareholders who wish to send communications to the Board should send them to the address of the Funds and to the attention of the Board. All such communications will be directed to the Board's attention. The Funds do not have a formal policy regarding Board member attendance at a meeting of shareholders.

Required Vote

Nominees must be elected by a plurality of the votes cast in person or by proxy at the Meeting at which a quorum is present. Shareholders of all Funds shall vote together as a single class and the shares of each Fund will be counted together in determining the results of the voting for the Proposal.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF EACH OF THE TRUSTEE NOMINEES.

SUBMISSION OF SHAREHOLDER PROPOSALS

The Funds do not hold annual meetings of shareholders. Any shareholder who wishes to submit a proposal for consideration at a subsequent shareholders meeting should mail the proposal promptly to the Funds at 520 Madison Avenue, 20th Floor New York, NY 10022. Any proposal to be considered for submission to shareholders must comply with Rule 14a-8 under the Securities Exchange Act of 1934 and must be received by the Funds within a reasonable time before the solicitation of proxies for that meeting. The timely submission of a proposal does not guarantee its inclusion.

OTHER MATTERS TO COME BEFORE THE MEETING

The Board is not aware of any other matters that will be presented for action at the Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders properly come before the Meeting or any adjournments or postponements thereof, it is intended that the proxies that do not contain specific instructions to the contrary will be voted in the discretion of the persons named as proxies.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP ("E&Y"), One Commerce Square, Suite 700, 2005 Market Street, Philadelphia, Pennsylvania 19103, has been selected to serve as the Funds' independent registered public accounting firm for the fiscal year ending June 30, 2016, as well as for the current fiscal year.

Set forth in the table below are audit fees and non-audit related fees billed to the Funds by E&Y for professional services performed for the Funds' fiscal years ended June 30, 2015 and 2016:

	Audit Fees		Audit- Related Fees*		Tax Fees**		All Other Fees
	2016	2015	2016	2015	2016	2015	2016	2015
CRM Small Cap Value Fund	$33,165	$32,200	$0	$0	$6,000	$5,825	$0	$0
CRM Small/ Mid Cap Value Fund	$33,165	$32,200	$0	$0	$6,000	$5,825	$0	$0

	Audit Fees		Audit- Related Fees*		Tax Fees**		All Other Fees
	2016	2015	2016	2015	2016	2015	2016	2015
CRM Mid Cap Value Fund	$33,165	$32,200	$0	$0	$6,000	$5,825	$0	$0
CRM Large Cap Opportunity Fund	$33,165	$32,200	$0	$0	$6,000	$5,825	$0	$0
CRM All Cap Value Fund	$33,165	$32,200	$0	$0	$6,000	$5,825	$0	$0
CRM International Opportunity Fund	$33,165	$32,200	$0	$0	$12,000	$8,750	$0	$0
CRM Long/Short Opportunities Fund***	$0	$0	$0	$0	$0	$0	$0	$0
CRM Global Opportunity Fund****	$0	$32,200	$0	$0	$4,275	$8,750	$0	$0

  *  "Audit-Related Fees" are for assurance and related services by E&Y that are reasonably related to the performance of the audit of the Funds' financial statements.

  **  "Tax Fees" are those fees billed to the Funds by E&Y in connection with tax compliance, tax advice and tax planning services. The amounts shown above relate primarily to the review and signing of each Fund's income tax returns and for tax consultation services in connection with certain foreign securities.

  ***  CRM Long/Short Opportunities Fund commenced operations on August 16, 2016.

  ****  CRM Global Opportunity Fund was liquidated on December 16, 2015.

The Trustees Committee reviews, negotiates and approves in advance the scope of work, any related engagement letter and the fees to be charged by the Funds' independent registered public accounting firm for audit services and, subject to any de minimis exceptions, permitted non-audit services for the Funds and for permitted non-audit services for CRM and any affiliates thereof that provide services to the Funds if such non-audit services have a direct impact on the operations or financial reporting of the Funds. All of the audit and non-audit services described above for which E&Y billed the Funds for the fiscal years ended June 30, 2015 and 2016 were pre-approved by the Trustees Committee.

The aggregate non-audit fees billed by E&Y for any services rendered to the Funds, CRM, and any entity controlling, controlled by, or under common control with CRM that provides ongoing services to the Funds for the Funds' fiscal years ended June 30, 2015 and 2016 were as follows:

	2016	2015
CRM Small Cap Value Fund	$0	$0
CRM Small/Mid Cap Value Fund	$0	$0
CRM Mid Cap Value Fund	$0	$0
CRM Large Cap Opportunity Fund	$0	$0
CRM All Cap Value Fund	$0	$0
CRM International Opportunity Fund	$0	$0
CRM Long/Short Opportunities Fund*	$0	$0
CRM Global Opportunity Fund**	$0	$0

  *  CRM Long/Short Opportunities Fund commenced operations on August 16, 2016.

  **  CRM Global Opportunity Fund was liquidated on December 16, 2015.

The Trustees Committee has considered whether the provision of services, other than audit services, by E&Y to each Fund and its affiliates is compatible with maintaining E&Y's independence in performing audit services.

A representative of E&Y will be available at the Meeting (either in person or by telephone), will have the opportunity to make a statement should they desire to do so, and will be available to answer questions.

INVESTMENT ADVISER, DISTRIBUTOR AND
ADMINISTRATOR

Set forth below are the names and addresses of the Trust's investment adviser, distributor and administrator:

INVESTMENT ADVISER:	DISTRIBUTOR:
Cramer Rosenthal McGlynn, LLC	ALPS Distributors, Inc.
520 Madison Avenue, 20th floor	1290 Broadway
New York, NY 10022	Suite 1100
Denver, CO 80203
ADMINISTRATOR:
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809

EXPENSES OF PROXY SOLICITATION

Officers and service contractors of the Trust may solicit proxies by mail, telephone, facsimile, Internet or in person. The cost of preparing, printing and mailing the enclosed proxy card(s) and Proxy Statement and all other costs incurred in connection with the solicitation of proxies will be paid by the Trust. The Trust has engaged AST Fund Solutions to assist in the solicitation of proxies at an estimated cost of $47,000 plus reasonable expenses.

PLEASE VOTE PROMPTLY BY SIGNING AND DATING THE ENCLOSED PROXY CARD AND RETURNING IT IN THE ACCOMPANYING POSTAGE PAID RETURN ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. TO VOTE BY INTERNET OR TELEPHONE, PLEASE USE THE CONTROL NUMBER ON YOUR PROXY CARD AND FOLLOW THE INSTRUCTIONS AS DESCRIBED ON YOUR PROXY CARD.

[FUND NAME HERE]

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.  THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!

PROXY IN CONNECTION WITH THE MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 30, 2017

The undersigned holder(s) of the above-listed Fund (the “Fund”), a series of CRM Mutual Fund Trust (the “Trust”), hereby appoints Steven A. Yadegari and Carlos A. Leal, or either of them, each with full power of substitution, as the proxy or proxies for the undersigned to: (i) attend the Meeting of Shareholders of the series of the Trust (the “Meeting”) to be held at 520 Madison Avenue, 20th Floor New York, NY 10022, on June 30, 2017 at 11:00 a.m. Eastern time, or any adjournments or postponements thereof; and (ii) cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned as if personally present at such Meeting.  The undersigned acknowledges receipt of the Notice of the Meeting and the accompanying Proxy Statement dated April 12, 2017. The undersigned hereby revokes any prior proxy given with respect to the Meeting, and ratifies and confirms all that the proxies, or any one of them, may lawfully do.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUNDS, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

Please refer to the Proxy Statement for a discussion of the Proposal.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 30, 2017.  The Proxy Statement is also available at www.proxyonline.com/docs/CRMFunds.pdf.

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

[FUND NAME HERE]

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign exactly as your name(s) appear(s) on the proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK.  Example:  •

			FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT

PROPOSAL

1.	To elect Trustees — The Board of Trustees recommends that you vote FOR the election of the Nominees.

	Nominees:		O	O	O

	(01)	F. Gregory Ahern

	(02)	Louis Ferrante

	(03)	Carlos A. Leal

	(04)	Rodney P. Wood

To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and write the name(s) of the nominee(s) you wish to exclude on the line below:

2. To transact such other business that may properly come before the Meeting or any adjournments or postponements thereof.

IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO THE PROPOSAL, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” THE ELECTION OF ALL NOMINEES NAMED ABOVE.

You can vote on the internet, by telephone or by mail.  Please see the reverse side for instructions.

PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE TRUST.  REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE.  THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]